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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 3, 2000


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


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
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
               Delaware                                 0-14016                              77-0123732
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)
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                              510 Cottonwood Drive

                           Milpitas, California 95035

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 432-1700

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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On October 3, 2000, Maxtor Corporation ("Maxtor"), Hawaii Acquisition Corporation, a Delaware Corporation and a wholly owned subsidiary of Maxtor ("Merger Sub"), Quantum Corporation, a Delaware corporation ("Quantum"), and Insula Corporation, a Delaware corporation and a wholly owned subsidiary of Quantum ("Spinco") entered into an Agreement and Plan of Reorganization (the "Merger Agreement"), under which Maxtor and Quantum's Hard Disk Drive Group ("HDD") will combine in a stock for stock transaction. Under the terms of the Merger Agreement, Quantum will assign to Spinco and Spinco will assume the assets and liabilities of HDD. Immediately following the assignment and assumption, Quantum will redeem all shares of HDD common stock from the holders of such shares in exchange for shares of Spinco common stock (the "Redemption"). On or about December 6, 2000, the parties to the Merger Agreement elected to amend and restate the Merger Agreement to provide for the transaction to be effected by a merger of Spinco directly into Maxtor immediately following the Redemption (the "Merger"), with Maxtor continuing after the Merger as the surviving corporation and to effect certain other changes (the "Amended and Restated Merger Agreement"). The Amended and Restated Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     In the Merger, each share of Spinco common stock (formerly HDD common stock prior to the Redemption) will be converted into the right to receive 1.52 shares of Maxtor common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits.

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
Exhibit No.         Description
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
 2.1                Amended and Restated Agreement and Plan of Reorganization
                    dated as of October 3, 2000 by and among Maxtor, Hawaii
                    Acquisition Corporation, Quantum Corporation and Insula
                    Corporation. Schedules and similar attachments to this
                    Exhibit have not been filed; Maxtor will furnish
                    supplementally a copy of any omitted schedule to the
                    Commission upon request.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MAXTOR CORPORATION

Date:  December 14, 2000               By:  /s/ Glenn H. Stevens
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                                           Glenn H. Stevens
                                           Vice President, General Counsel and
                                           Secretary


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                                 EXHIBIT INDEX

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
Exhibit No.         Description
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
 2.1                Amended and Restated Agreement and Plan of Reorganization
                    dated as of October 3, 2000 by and among Maxtor, Hawaii
                    Acquisition Corporation, Quantum Corporation and Insula
                    Corporation. Schedules and similar attachments to this Exhibit have not been filed; Maxtor will furnish supplementally a copy of any omitted schedule to the Commission upon request.
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